Exhibit 32
AVISTA CORPORATION
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CERTIFICATION OF CORPORATE OFFICERS
(Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002)
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     Each of the undersigned, Scott L. Morris, Chairman of the Board, President and Chief Executive Officer of Avista Corporation (the “Company”), and Mark T. Thies, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 25, 2015

/s/ Scott L. Morris
Scott L. Morris
Chairman of the Board, President and Chief Executive Officer

/s/ Mark T. Thies
Mark T. Thies
Senior Vice President,
Chief Financial Officer, and Treasurer